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                                                                 EXHIBIT 10.21.1
                     SECOND AMENDMENT TO SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO SECURITY AGREEMENT (the "First Amendment") is entered into as of the 19th day of March, 2002 by and between LIPOSCIENCE, INC., a Delaware corporation, formerly known as LipoMed, Inc. ("Debtor"), and FIRST UNION NATIONAL BANK, a national banking association ("Bank").

                               W I T N E S S E T H
                              ---------------------
     WHEREAS, Debtor and Bank entered into a Security Agreement dated as of October 6, 2000 as amended by First Amendment to Security Agreement dated as of December 19, 2001, (as amended, the "Security Agreement"); and

     WHEREAS, the parties now desire to further amend the Security Agreement effective as of the date hereof;

     NOW THERFORE, in consideration of mutual promises between the parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the following amendments to the Security Agreement:

1. References to the "Loan Documents" in the Security Agreement are hereby modified to include that Amended, Restated and Substituted Promissory Note in the principal amount of $5,000,000.00 dated of even date herewith (the "Note") and that Loan Agreement between Debtor and Bank dated October 6, 2000, as modified by the Renewal Agreement, amended by First Amendment to Loan Agreement dated December 19, 2001 and Second Amendment to Loan Agreement dated of even date herewith, and as they may be modified, extended or renewed from time to time.

2. The Security Agreement is modified to provide that the security interest granted therein shall secure all obligations of Borrower under the Note and Loan Agreement, as amended, and the other Loan Documents, as amended, as well as all obligations of Borrower in connection with any letters of credit issued by Bank for the account of Borrower under the terms of the Loan Agreement, as amended.

3. Schedule A to the Security Agreement is hereby deleted in its entirety and Schedule A to this Second Amendment is hereby substituted in lieu thereof.

4. Except as modified as set forth above, all terms and conditions of the Security Agreement remain in full force and effect. The Security Agreement as modified by this Second Amendment, and all documents executed in connection therewith are ratified and confirmed by the parties, with those of said documents executed therewith applying to the Security Agreement now applying with full force and effect to the Security Agreement, as modified by this Second Amendment.

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5.   This Second Amendment may be executed in multiple counterparts which, taken together, shall be deemed one original.

     IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their duly authorized officers as of the date first above written.


                                    BORROWER:

                                    LIPOSCIENCE, INC., formerly known as
                                    LipoMed, Inc.

                                    By: /s/ F. Ronald Stanton
                                        ---------------------
                                    Print Name: F. Ronald Stanton
                                                -----------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------

                                    (AFFIX CORPORATE SEAL)




                                    BANK:

                                    FIRST UNION NATIONAL BANK

                                    By: /s/ C. Douglass Riddle
                                        ----------------------
                                    Print Name: C. Douglass Riddle
                                                ------------------
                                    Title: Senior Vice President
                                           ---------------------

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                                   SCHEDULE A
                     TO SECURITY AGREEMENT/LOAN AGREEMENT

Existing Liens, Encumbrances:

1. Certain equipment used in connection with the Debtor's business and located (or to be located) at the Debtor's facility are subject to a security agreement and lien in favor of Oxford Venture Finance, LLC ("Oxford") and GE Capital Corporation pursuant to the terms of a Master Loan and Security Agreement dated September 27, 2000 between Debtor and Oxford (the "Master Loan Agreement"). The equipment financed under the Master Loan Agreement will be owned by Debtor and subject to a first priority lien in favor of Oxford. Debtor has currently financed $1,268,008 in equipment under this facility and has the right to finance up to $3,000,000 of equipment under the terms of this agreement. UCC financings statements have been filed in connection with each equipment loan advance made to date.

2. Debtor has pledged Certificate of Deposit Accounts maintained at Centura Bank in the aggregate amount of $135,000 as collateral to secure Debtor's obligations under Lease Agreements dated April 8, 1998, July 16, 1998 and March 29, 1999, respectively, between Debtor and Centura Bank. Centura Bank has filed UCC financing statements on the equipment leased under these agreements.

3. Debtor has entered into several equipment lease agreements for office and related equipment used in its business, pursuant to which the Lessors have filed UCC financing statements covering the leased equipment.